Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. While we do not have a formal equity grant policy, equity awards granted as part of our annual compensation cycle typically are granted in the second quarter at a regularly-scheduled meeting of the Compensation Committee. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false